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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 14, 2006
                Date of Report (date of earliest event reported)


                                 BIOMERICA, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)

Delaware                           0-8765                     95-2645573
--------                           ------                     ----------
(State or Other                   (Commission                (IRS Employee
Jurisdiction of                   File Number)               Identification
                                                             Number)

                              1533 Monrovia Avenue
                         Newport Beach, California 92663
                         -------------------------------
                     (Address of Principal Executive Offices
                               Including Zip Code)

                                  949-645-2111
                                  ------------
                         (Registrant's Telephone Number,
                              Including Area Code)


                                   __________
                    (Former Name or Former Address if Changed
                               Since Last Report)



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Table of Contents:
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8.01 Other Events.


Item 8.01 Other Events.

     Today Biomerica announced its results for the nine months and quarter ended February 28, 2006. Attached as Exhibit 99.1 is a copy of the press release.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMERICA, INC.

Dated: April 14, 2006                     By: /s/ Janet Moore
                                             -----------------------------
                                          Name:  Janet Moore
                                          Title: Chief Financial Officer